Exhibit 4.1

Form of Common Stock Certificate of Raser Technologies, Inc.

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT.

NUMBER

r a s e r

TECHNOLOGIES

SHARES

CUSIP NO. 7540055 10 1

RASER TECHNOLOGIES, INC.

CORPORATE

Seal

DELAWARE

THIS CERTIFILES THAT

SPECIMEN

#7 Copyright 2004/ Reynolds Graphics. Inc. / Salt Lake City. Utah

INCORPORATED UNDER THE LAWS OF THE STATE OF DELWARE.

250,000,000 SHARES OF COMMON STOCK, PAR VALUE OF $.01 PER SHARE.

Is the Owner of

Fully paid and non-assessable shares of Common Stock of RASER TECHNOLOGIES, INC., a Delaware corporation (the “Corporation), transferable on the books of the Corporation in person or by attorney, only upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF. the said Corporation has caused this Certificate to be signed by its duly authorized officers, and its Corporate Seal to be hereunto affixed.

Dated:

CHIEF EXECUTIVE OFFICER

GENERAL COUNSEL AND SECRETARY

The Corporation will furnish, without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

COUNTERSIGNED & REGISTERED

INTERWEST TRANSFER CO. INC. P.O. BOX 17136 / SALT LAKE CITY, UTAH 84117

COUNTERSIGNED Transfer Agent-Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN Com - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - custodian

(Cust) (Minor)

Under Uniform Gifts to Minors

Act

(State)

SPECIMEN

Additional abbreviations may also be used though not in the above list.

For Value Received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

NOTICE SIGNATURE GUARANTEED:

SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK). OR A TRUST COMPANY. THE GUARANTEEING FIRM MUST BE A MEMBER OF THE MEDALLION GUARANTEE PROGRAM.

TRANSFER FEE WILL APPLY

FOR MEDALLION GUARANTEE USE ONLY